UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2015

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation or Organization)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House South, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 13, 2015, PartnerRe Ltd. issued a press release reporting its preliminary 2015 second quarter results. A copy of the press release including a reconciliation of certain non-GAAP financial measures, is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference to this Item 2.02.

The foregoing information in this Form 8-K and exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of PartnerRe Ltd. including Reconciliation of Certain Non-GAAP Financial Measures, dated July 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	July 13, 2015	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Chief Legal Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of PartnerRe Ltd. including Reconciliation of Certain Non-GAAP Financial Measures, dated July 13, 2015